CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Dow Jones Industrial Average® Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim S&P Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Guggenheim S&P Global Dividend Opportunities Index ETF
Guggenheim BulletShares 2018 Corporate Bond ETF
Guggenheim BulletShares 2019 Corporate Bond ETF
Guggenheim BulletShares 2020 Corporate Bond ETF
Guggenheim BulletShares 2021 Corporate Bond ETF
Guggenheim BulletShares 2022 Corporate Bond ETF
Guggenheim BulletShares 2023 Corporate Bond ETF
Guggenheim BulletShares 2024 Corporate Bond ETF
Guggenheim BulletShares 2025 Corporate Bond ETF
Guggenheim BulletShares 2026 Corporate Bond ETF
Guggenheim BulletShares 2027 Corporate Bond ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF
Guggenheim Ultra Short Duration ETF

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim Canadian Energy Income ETF
Guggenheim China All-Cap ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim China Technology ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim MSCI Global Timber ETF
Guggenheim Shipping ETF
Guggenheim S&P Global Water Index ETF
Guggenheim S&P High Income Infrastructure ETF
Guggenheim Solar ETF
Guggenheim U.S. Large Cap Optimized Volatility ETF
Guggenheim Total Return Bond ETF

Supplement to the Funds’ Prospectuses dated December 29, 2016, September 27, 2017 or September 28, 2017, each as supplemented from time to time.
On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the

“Transaction”). In connection with the Transaction, on November 15, 2017, the Board of Trustees of the Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a “Trust,” and together the “Trusts”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization (the “Reorganizations”) of the series of the Trusts identified above (the “Funds”) into corresponding newly-created exchange-traded funds of the PowerShares by Invesco family of funds (the “Acquiring Funds”).

Each Acquiring Fund will have the same investment objective and will track the same underlying index (except for the Acquiring Funds and corresponding Funds that are actively managed) as its corresponding Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the corresponding Fund, but as part of an Invesco-structured platform.

Pursuant to the Plan of Reorganization, substantially all of the assets and liabilities of each Fund will be transferred to its corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional shares with an aggregate net asset value equal to the net asset value of the assets and liabilities transferred by each Fund.  If each Reorganization occurs, shareholders of each Fund will become shareholders of the corresponding Acquiring Fund.  Shareholders of each Fund will receive shares of the corresponding Acquiring Fund (and cash with respect to any fractional shares held by a Fund shareholder) with an aggregate net asset value equal to the net asset value of their shares of the Fund held immediately prior to each Reorganization.  Each Reorganization is expected to be a tax-free transaction.

Each Reorganization is subject to shareholder approval of the applicable Fund.  Fund shareholders of record as of December 20, 2017 will be asked to vote on the proposed Reorganizations at the joint special meeting of shareholders to be held on or about February 16, 2018.  If approved by shareholders, each Reorganization is expected to close shortly after the joint special meeting of shareholders.

Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement For Future Reference.

November 17, 2017	ETF-SUP-INV